UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2024

CO-DIAGNOSTICS, INC.

(Exact name of small business issuer as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CODX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2024, Co-Diagnostics, Inc. (the “Company”) issued a press release announcing financial results for its quarter ended June 30, 2024. The full text of the press release, which includes information regarding the Company’s use of a non-GAAP financial measure, is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Item 2.02 or Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD. Disclosure.

The information set forth under Item 2.02 is incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.:	Description:
99.1	Press Release, dated August 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date: August 8, 2024	By:	/s/ Brian Brown
	Name:	Brian Brown
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)